SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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[  ] Preliminary Proxy Statement
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Rule 14a-6(e)(2))
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[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AGILYSYS, INC.
(Name of registrant as specified in its charter)

MAK Capital Fund LP,
Paloma International L.P.,
Sunrise Partners Limited Partnership,
MAK Capital One LLC,
MAK GP LLC,
Trust Asset Management LLP,
Michael A. Kaufman,
S. Donald Sussman,
and
R. Andrew Cueva
 (Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the Appropriate Box):

[x] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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MAK CAPITAL
590 Madison Avenue, 9th Floor, New York, NY 10022
Tel: 212-486-3211 Fax: 212-486-4779

                January 22, 2010

Dear Fellow Shareholder,

MAK Capital One LLC is the investment manager for MAK Capital Fund LP and Paloma International L.P. (collectively, “MAK Capital” or “we”) with respect to Agilysys, Inc. (“Agilysys” or the “company”), and we beneficially own 19.2% of Agilysys’s outstanding shares.  We are seeking your approval, as required under Ohio law, to increase our stake in the company to a maximum ownership of 33.3%.

We have been substantial shareholders since January 2007 June 2008 the company invited a member of our firm, R. Andrew Cueva, to join its board of directors.  We believe that Mr. Cueva has been instrumental in driving the change of management that led to a significant improvement in profitability despite lower revenues and an increasingly intense competitive environment.

Since 2007, MAK Capital has grown significantly while at the same time our investment in Agilysys has declined in value due to the lower stock price.  We would like the opportunity to once again make our investment in Agilysys a significant position relative to our total portfolio.  Furthermore, given the meaningful amount of time that Andrew Cueva dedicates to Agilysys, we wish to purchase more shares to warrant the investment of our time and resources.

In order to promote best corporate governance practices and to alleviate any concerns some shareholders and certain voting services they employ may have if we acquire approximately 33.3% of the shares of the company, MAK Capital has voluntarily entered into a Voting Trust Agreement that will limit our voting power in certain circumstances.  Specifically, whenever a matter requiring a 66.67% supermajority for passage comes before the shareholders MAK Capital will limit its direct vote to:

•
20% of the company's total outstanding shares (or our actual ownership interest if that amount is less than 20%) when the issue involves a takeover offer for the company, the disposition of assets owned by the company or certain takeover proposals made by the company (a category of transactions that we refer to as “Strategic Transactions” in our proxy materials).

•	25% of the company's total outstanding shares (or our actual ownership interest if that amount is less than 25%) on all other issues requiring a supermajority approval.

Any shares that MAK Capital owns above the thresholds discussed above (we refer to these as “Excess Shares” in our proxy materials) will be voted by the Trustee of the Voting Trust pro-rata with all other votes cast (including our votes that are not subject to the Voting Trust).

MAK Capital Letter to Agilysys Shareholders

Page 2.

By approving this measure, MAK Capital would have the opportunity to buy more stock of Agilysys in the open market, which may have the effect of increasing the stock price.  Additionally, if we are able to increase our ownership of the company, it will only strengthen our commitment to continue working toward improving the operations and performance of Agilysys.  We are long-term investors and our increased participation in the Company would inure to the benefit of all shareholders.

We are asking you to vote “FOR” our proposals on the enclosed blue proxy card and to return it today (with the completed certification of eligibility accompanying the proxy card).  If you have any questions with regard to Agilysys or our proposals, please contact our proxy solicitors at MacKenzie Partners, Inc. at 800-322-2885.

Thank you for giving this issue your time and consideration.

Best regards,

/s/ Michael A. Kaufman

Michael A. Kaufman,
Managing Member of MAK Capital One LLC

PROXY SOLICITATION STATEMENT

---------------------------

PROXY SOLICITATION STATEMENT

OF

MAK Capital Fund LP,
Paloma International L.P.,
Sunrise Partners Limited Partnership,
MAK Capital One LLC,
MAK GP LLC,
Trust Asset Management LLP,
Michael A. Kaufman,
S. Donald Sussman,
and
R. Andrew Cueva

---------------------------

INTRODUCTION

MAK Capital Fund, LP (“MAK Capital Fund”), Paloma International L.P. (“Paloma”), and the other participants in this solicitation (collectively, “we” or “us”), collectively beneficially own 4,418,447 shares of the common stock, without par value (the “Common Stock”), of Agilysys, Inc., an Ohio corporation (“Agilysys” or the “Corporation”), representing approximately 19.13% of the issued and outstanding shares of Common Stock.  We are furnishing this Proxy Solicitation Statement (the “Proxy Statement”) in connection with our solicitation of proxies from the holders of Common Stock to be used at a special meeting of  the Corporation’s shareholders and at any adjournments or postponements thereof (the “Special Meeting”).  The Special Meeting is scheduled to be held on February 18, 2010, at 8:30 a.m., local time, at the Corporation’s principal executive offices at 28925 Fountain Parkway, Solon, Ohio 44139.

As described further in this Proxy Statement, Section 1701.831 (the “Control Share Acquisition Statute”) of the Ohio Revised Code (the “ORC”) requires us to obtain the authorization of the Corporation’s shareholders before we can acquire any shares of Agilysys that would entitle us to directly or indirectly control 20% or more of the voting power of the Corporation in the election of the Corporation’s directors.  Pursuant to the Control Share Acquisition Statute, on November 19, 2009, we delivered an acquiring person statement, a copy of which is attached hereto as Exhibit I (the “Acquiring Person Statement”), to the Corporation requesting the Corporation to call the Special Meeting in order to hold a vote of the Agilysys shareholders to authorize the acquisition by us of that number of the shares of Common Stock that, when added to all other shares in respect of which we may exercise or direct the exercise of voting power in the election of the Corporation’s directors, would equal one-fifth or more (but less than one-third) of such voting power (the “Share Acquisition”).

Accordingly, we are furnishing to shareholders this Proxy Statement and the enclosed BLUE proxy card in connection with the solicitation of proxies for the following actions:

(1)           to vote “FOR” the authorization of the Share Acquisition; and

(2)           to vote “FOR” the adjournment of the Special Meeting if deemed desirable by us in our sole discretion, to allow additional time for the solicitation of proxies to assure a quorum at the Special Meeting and to assure a vote in favor of the Share Acquisition if there are insufficient affirmative shareholder votes at the time of the Special Meeting to approve the Share Acquisition.

Proposals 1 and 2, above, shall be collectively referred to as the “Proposals.”  To our knowledge, no matters other than the Proposals are to be voted on at the Special Meeting.  If any other matters that we did not know about within a reasonable time period before the date of this Proxy Statement properly come before the Special Meeting, we will vote our shares of Common Stock and all proxies held by us in accordance with our best judgment with respect to such matters.

THIS PROXY SOLICITATION IS BEING MADE BY MAK CAPITAL FUND, PALOMA AND THE OTHER PARTICIPANTS IN THIS SOLICITATION AND NOT BY OR ON BEHALF OF AGILYSYS.  WE ARE ASKING THE SHAREHOLDERS OF THE CORPORATION TO VOTE “FOR” THE PROPOSALS ON THE ACCOMPANYING BLUE PROXY CARD.

This Proxy Statement and the enclosed BLUE Proxy card are first being furnished to certain shareholders of Agilysys on or about January 22, 2010.  The Proxy Statement is also available at www.ourmaterials.com/MAK.

The record date for determining shareholders entitled to notice of and to vote at the Special Meeting is January 15, 2010 (the “Record Date”).  Shareholders of record at the close of business on the Record Date will be entitled to one vote at the Special Meeting for each share of the Corporation's Common Stock held by them on the Record Date.  Based on information supplied by the Corporation, there were 23,096,119 shares of Common Stock issued and outstanding as of the Record Date.  Authorization of the Share Acquisition at the Special Meeting requires the affirmative vote of shareholders present at the Special Meeting in person or by proxy at which a quorum is present, representing at least: (1) a majority of the voting power entitled to vote in the election of Corporation directors represented at the Special Meeting in person or by proxy (the “First Majority Approval”), and (2) a majority of the voting power entitled to vote in the election of Corporation directors, excluding any shares which are “Interested Shares” (as defined below – see “The Control Share Acquisition Statute” Section) represented at the Special Meeting in person or by proxy (the “Second Majority Approval”).  A quorum shall be deemed to be present at the Special Meeting if at least a majority of the voting power of the Corporation entitled to vote for the election of directors is represented at the meeting in person or by proxy.

We beneficially own 4,418,447 shares of Common Stock representing approximately 19.13% of the shares outstanding.  We intend to vote all of our shares of Common Stock at the Special Meeting: (1) “FOR” the authorization of the Share Acquisition; and (2) “FOR” the adjournment of the Special Meeting if deemed desirable by us in our sole discretion to allow additional time for the solicitation of proxies to assure a quorum at the Special Meeting and to assure a vote in favor of the Share Acquisition if there are insufficient affirmative shareholder votes at the time of the Special Meeting to approve the Share Acquisition.  If any other matters that we did not know about within a reasonable time period before the date of this Proxy Statement properly come before the Special Meeting, we will vote our shares of Common Stock and all proxies held by us in accordance with our best judgment with respect to such matters.

MAK Capital Fund is the record owner of 1,000 shares of Common Stock and the beneficial owner of an additional 2,645,161 shares of Common Stock held in street name.  Paloma, through its subsidiary, Sunrise Partners Limited Partnership (“Sunrise”), is the beneficial owner of 1,772,286 shares of Common Stock held in street name.  In addition to the beneficial ownership described above (i) MAK GP LLC (“MAK GP”), the general partner of MAK Capital Fund, may be deemed to beneficially own the shares of Common Stock held by MAK Capital Fund, (ii) Trust Asset Management LLP, a general partner of Paloma with investment discretion over securities held by Paloma and Sunrise (“TAM”), may be deemed to beneficially own the shares of Common Stock held by Paloma through Sunrise, (iii) S. Donald Sussman, the controlling person of Paloma, Sunrise and TAM, may be deemed to beneficially own the shares of Common Stock held by Paloma through Sunrise, (iv) MAK Capital One LLC, the investment manager of MAK Capital Fund and Paloma with respect to the Agilysys securities held by each reported in this Proxy Statement, may be deemed to have beneficial ownership of the shares held by each, and (v) Michael A. Kaufman, as the controlling person of MAK Capital One LLC, MAK GP and MAK Capital Fund, may be deemed to be the beneficial owner of the shares of Common Stock held by MAK Capital Fund and Paloma.  R. Andrew Cueva, an employee of MAK Capital One LLC and a director of the Corporation, does not own directly or indirectly, beneficially or of record, any securities of Agilysys.

The holdings above are as of January 21, 2010.

We urge you to vote in favor of the Proposals by signing, dating and returning the enclosed BLUE proxy card.

IMPORTANT NOTICE:

TO VOTE FOR OUR PROPOSALS, PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD.  REMEMBER TO COMPLETE THE CERTIFICATION ON THE BACK SIDE OF THE BLUE PROXY CARD BEFORE MAILING IT.

PLEASE DO NOT RETURN ANY PROXY CARD SENT TO YOU BY THE CORPORATION OR ANY OTHER PERSON.

If your shares of Common Stock are held in your own name, please sign, DATE and mail or hand-deliver the enclosed BLUE Proxy card today in the enclosed postage-paid envelope to MacKenzie Partners, Inc., at the address below.

If your shares of Common Stock are held in “Street Name,” only your bank or broker can execute a Proxy on your behalf, but only upon receipt of your specific instructions. Please sign, DATE and mail or hand-deliver the enclosed BLUE Proxy instruction form to your bank or broker today in the postage-paid envelope provided.  To ensure that your Proxy is effective, please contact the persons responsible for your account and instruct them to execute the BLUE Proxy card on your behalf and make sure to DATE the Proxy.

Any abstention from voting on a proxy that has not been revoked will be considered present for the purpose of determining whether a quorum exists and will count as a vote AGAINST both the authorization of the Share Acquisition and the adjournment of the Special Meeting.  A broker non-vote will be considered present for the purpose of determining whether a quorum exists.  A broker non-vote occurs when a nominee holding shares of a beneficial owner, or in “Street Name,” does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that matter.  When brokers do not receive voting instructions from a customer, they are permitted to exercise discretionary voting authority with respect to the customer’s shares on “routine” matters being voted on at a meeting. If there are non-routine matters also being voted upon at the same meeting, the broker is not permitted to exercise discretionary voting authority on such matters, and the shares voted by the broker in its discretion on routine matters are considered broker non-votes with respect to the non-routine matters. The authorization of the Share Acquisition proposal is a non-routine matter and, therefore, broker non-votes will count as votes AGAINST the proposal.  The adjournment proposal is considered a routine matter and, therefore, broker non-votes will not affect that vote.

IF YOU HAVE ANY QUESTIONS OR REQUIRE ANY ASSISTANCE IN EXECUTING OR DELIVERING YOUR PROXY, PLEASE WRITE TO OR CALL:

MacKenzie Partners, Inc.
105 Madison Avenue,
New York, NY 10016
Phone 800-322-2885

See “HOW TO DELIVER YOUR PROXY” below for more information.

WHO WE ARE

The participants in this solicitation are (i) MAK Capital Fund LP, (ii) Paloma International L.P., (iii) Sunrise Partners Limited Partnership, (iv) MAK Capital One LLC, (v) MAK GP LLC, (vi) Trust Asset Management LLP, (vii) Michael A. Kaufman, (viii) S. Donald Sussman and (ix) R. Andrew Cueva (collectively, the “Participants”).

MAK Capital Fund is a private investment fund.  MAK GP is the general partner of MAK Capital Fund.  MAK Capital One LLC serves as the investment manager of MAK Capital Fund and other funds and accounts.  Michael A. Kaufman is the managing member and controlling person of each of MAK GP and MAK Capital One LLC.  R. Andrew Cueva is a Managing Director at MAK Capital One LLC and a member of the Corporation’s Board of Directors (the “Board”).  The principal address of MAK Capital Fund is c/o Dundee Leeds Management Services Ltd., 129 Front Street, Hamilton, HM 12, Bermuda.  The principal address of each of MAK GP, MAK Capital One LLC, Michael A. Kaufman and R. Andrew Cueva is 590 Madison Avenue, 9th Floor, New York, New York 10022.

Paloma is a private investment fund, and it owns its shares of Agilysys Common Stock through its subsidiary, Sunrise.  TAM is the general partner with investment discretion over the securities held by Paloma.  S. Donald Sussman is the controlling person of Paloma and TAM.  MAK Capital One LLC is the investment manager with respect to the shares of Common Stock of Paloma reported in this Proxy Statement.  The principal address of each of Paloma and Sunrise is Two American Lane, Greenwich, Connecticut 06836-2571.  The principal address of each of TAM and Mr. Sussman is 6100 Red Hook Quarter, 18B, Suites C, 1-6, St. Thomas, United States, Virgin Islands 00802.

BACKGROUND

MAK Capital Fund and Paloma (through Sunrise) first became holders of Agilysys Common Stock in January 2007.  MAK Capital Fund and Paloma have increased their position since such time because they believe in the long term prospects of the Corporation.  In June 2008, R. Andrew Cueva, an employee of MAK Capital One LLC was appointed to the board of directors of Agilysys to serve as a Class B director.  Mr. Cueva is not a party to any arrangement or agreement concerning board representation.  MAK Capital Fund and Paloma now collectively own 19.13% of the outstanding shares of Common Stock.  We now seek the authorization of Agilysys shareholders under Ohio law in order to acquire more than 20% (but less than 33 1/3%) of the outstanding shares of Agilysys Common Stock.

After we submitted our Acquiring Person Statement, dated November 19, 2009, to the Corporation, the Corporation announced on November 20, 2009 that it would hold the Special Meeting to vote on the Share Acquisition on January 5, 2010.  On December 18, 2009, MAK Capital Fund, Paloma and the Corporation entered into an agreement to reschedule the date of the Special Meeting until a date mutually agreed upon by the parties thereto in order to permit sufficient time for the shareholders of the Corporation to consider definitive proxy materials and to vote their shares with respect to the Share Acquisition.  On January 13, 2010, MAK Capital Fund, Paloma and the Corporation agreed to hold the Special Meeting on February 18, 2010.

PROPOSAL NUMBER 1: THE SHARE ACQUISITION PROPOSAL

We propose to acquire that number of shares of Common Stock that, when added to all other shares in respect of which we may exercise or direct the exercise of voting power in the election of the Corporation’s directors, would equal one-fifth or more (but less than one-third) of such voting power.  We intend to acquire the additional shares of Common Stock in one or more transactions to occur during the 360-day period following the date shareholders authorize the Share Acquisition.  Although we have not yet determined the method to acquire such additional shares of Common Stock, we may do so by acquiring such shares (i) in one or more purchases in the open market, (ii) in one or more block trades, (iii) through an intermediary, (iv) pursuant to a tender offer, and/or (v) by any other legally permitted method.  There can be no assurance that we will be able to complete the purchases of the additional shares of Common Stock contemplated by the Share Acquisition, or that market conditions, market prices, developments with the Corporation, changes in the Corporation’s prospects or other factors will not render such purchases financially undesirable to us.

Collectively, we beneficially own approximately 19.13% of the outstanding shares of Common Stock (based upon the Corporation’s public filings). We are seeking your support to approve the Share Acquisition.

We are seeking to increase our investment in Agilysys because we believe the current equity market capitalization is significantly below the intrinsic value of the Corporation.  Although one of MAK Capital One LLC’s employees, R. Andrew Cueva, currently sits on the Board, we are not seeking to control the Corporation.  We have a constructive relationship with the Board and management and, although we have no specific plans at this time, we are committed to working to enhance the Corporation’s strategic position, operating performance and market value.

We believe the approval by shareholders of our request to increase our ownership stake will provide added buying interest with respect to the shares of Common Stock and provide an exit to shareholders seeking to sell their positions.

We urge you to vote “FOR” the authorization of the Share Acquisition by voting the enclosed BLUE proxy card.

VOTING TRUST AGREEMENT

We have become aware that some shareholders and certain voting services they employ may have concerns if we acquire approximately 33 1/3% of the voting power of the Corporation.  In particular, some believe that if we acquire such a position, we may have the ability to block approval of any vote that requires the consent of two-thirds of the Corporation’s voting power, especially with respect to any merger and acquisition-type transaction.  To alleviate such concerns, MAK Capital Fund and Paloma entered into a Voting Trust Agreement with Computershare Trust Company, N.A. a national banking association (“CTC”), dated as of December 31, 2009 (the “Voting Trust Agreement”), which provides  in relevant part as follows:

•
Any shares of Common Stock acquired by us within 360 days following approval by the Corporation’s shareholders of the Share Acquisition and which, when added with other shares of Common Stock beneficially owned by us, represent more than 19.99% of the then outstanding Common Stock (the “Excess Shares”) shall be transferred into a voting trust.

•	CTC shall act as trustee of such trust pursuant to the terms of the Voting Trust Agreement.

•
For so long as the Voting Trust Agreement is in effect, if at any time there is a shareholder vote to approve a merger, consolidation, conversion, sale or disposition of stock, a sale or disposition of assets or other business combination transaction that requires the approval of two-thirds of the voting power of the Corporation (each a “Strategic Transaction”),  CTC shall vote the Excess Shares representing more than 20% of the then outstanding shares of the Corporation eligible to vote for such transaction (the “20% Excess Shares”), solely in connection with such vote in favor of or against or abstaining from voting with respect to such transaction, in the same proportion as those shares that are not 20% Excess Shares are voted by the Corporation’s shareholders (including the our shares that are not 20% Excess Shares).

•
For so long as the Voting Trust Agreement is in effect, if at any time there is a shareholder vote to approve any transaction or other action, in each case that is not a Strategic Transaction, that requires the approval of two-thirds of the voting power of the Corporation (each an “Other Transaction”), CTC shall vote the Excess Shares representing more than 25% of the then outstanding shares of the Corporation eligible to vote for such transaction (the “25% Excess Shares”), solely in connection with a shareholder vote in favor of or against or abstaining from voting with respect to such Other Transaction in the same proportion as shares that are not 25% Excess Shares are voted by the Corporation’s shareholders (including our shares that are not 25% Excess Shares).  Any Excess Shares that are not 25% Excess Shares shall be voted according to the instructions given by us to CTC.

•	The Voting Trust Agreement shall become effective at (and not before) the time on which the Corporation’s shareholders approve the Share Acquisition.

•
The Voting Trust Agreement shall terminate (a) if the Share Acquisition is not approved; (b) if the vote necessary to approve all forms of Strategic Transactions and Other Transactions is lowered to the affirmative vote of a majority of the then outstanding shares (from two-thirds); (c) if the MAK Capital Fund/Paloma group dissolves and is no longer deemed a group under Section 13(d) of the Securities Exchange Act of 1934, as amended, provided that the Voting Trust Agreement will remain in effect for either the MAK Capital Fund or the Paloma group if at the time of such dissolution, the MAK Capital Fund or Paloma group beneficially owns at least 20% of the then outstanding shares; (d) on the tenth anniversary of the Voting Trust Agreement (provided that the agreement shall be extended for five additional years if the Reporting Persons continue to beneficially own greater than 20% of the then outstanding shares); or (e) at any time that any person (other than us) beneficially owns greater than 20% of the then outstanding shares, provided that the Voting Trust Agreement shall not terminate if such person shall prior to acquiring such shares in excess of 20% enter into a voting agreement that restricts such person’s ability to vote such shares in a manner that is at least as restrictive as the provisions applicable to us under the Voting Trust Agreement.

A copy of the Voting Trust Agreement is publicly available and you are encouraged to read it.  You can find it attached to the Schedule 13D (Amendment No.2) filed by us on January 5, 2010 at www.sec.gov, at www.ourmaterials.com/MAK, or by calling MacKenzie Partners, Inc. at 800-322-2885.

THE CONTROL SHARE ACQUISITION STATUTE

The Control Share Acquisition Statute provides that unless the articles of incorporation or the regulations of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of its shareholders in accordance with the Control Share Acquisition Statute. An “issuing public corporation” is an Ohio corporation with 50 or more shareholders that has its principal place of business, its principal executive offices, assets having substantial value, or a substantial percentage of its assets in Ohio, and as to which there is no close corporation agreement in existence. The Corporation is an issuing public corporation, as so defined.  See Exhibit II attached hereto for other definitions under the Control Share Acquisition Statute.

A “control share acquisition” means the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after such acquisition, directly or indirectly, alone or with others, to control any of the following ranges of voting power of such issuing public corporation in the election of directors within any of the following ranges: (a) one-fifth or more but less than one-third of such voting power, (b) one-third or more but less than a majority of such voting power, or (c) a majority or more of such voting power. An acquisition of shares of an issuing public corporation, however, does not constitute a control share acquisition if, among other things, the acquisition is consummated pursuant to a merger, consolidation or other transaction authorized by vote of the shareholders of such issuing public corporation effected in compliance with any of Sections 1701.78, 1701.781, 1701.79, 1701.191 or 1701.83 of the ORC, or pursuant to a merger adopted in compliance with Section 1701.801 of the ORC.

Any person who proposes to make a control share acquisition must deliver an “acquiring person statement” to the issuing public corporation, which statement shall include: (a) the identity of the acquiring person, (b) a statement that the acquiring person statement is given pursuant to the Control Share Acquisition Statute, (c) the number of shares of the issuing public corporation owned, directly or indirectly, by such acquiring person, (d) the range of voting power in the election of directors under which the proposed share acquisition would, if consummated, fall (i.e., in excess of 20%, 33 1/3% or 50%), (e) a description of the terms of the proposed share acquisition and (f) representations of the acquiring person that the proposed control share acquisition, if consummated, will not be contrary to law and that such acquiring person has the financial capacity to make the proposed share acquisition (including the facts upon which such representations are based).

Within ten days of receipt of a qualifying acquiring person statement, the directors of the issuing public corporation must call a special shareholders meeting to vote on the proposed acquisition. Unless the acquiring person and the issuing public corporation otherwise agree, the meeting must be held within 50 days of receipt of such statement. However, the acquiring person may request in the acquiring person statement that the meeting be held no sooner than 30 days after the receipt of such statement.

The issuing public corporation is required to send a notice of the special meeting as promptly as reasonably practicable to all shareholders of record as of the record date set for such meeting, together with a copy of the acquiring person statement and a statement of the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

The Control Share Acquisition Statute provides that an acquiring person may make the proposed control share acquisition only if (i) the proposed control share acquisition receives the affirmative vote of shareholders present at the meeting in person or by proxy at which a quorum is present, representing at least: (a) a majority of the voting power entitled to vote in the election of Corporation directors represented at the Special Meeting in person or by proxy, and (b) a majority of the voting power entitled to vote in the election of Corporation directors, excluding any shares which are “Interested Shares,” represented at the meeting in person or by proxy, and (ii) such acquisition is consummated, in accordance with the terms so authorized, within 360 days following such authorization.  “Interested Shares” is defined in the ORC to mean shares of an issuing public corporation as to which any of the following may exercise or direct the exercise of voting power of the issuing public corporation in the election of directors: (I) an acquiring person, (II) an officer of the issuing public corporation elected or appointed by its directors, (III) any employee of the issuing public corporation who is also a director of such corporation, and (IV) shares of the issuing public corporation acquired, directly or indirectly, by any person or group for valuable consideration during the period beginning with the date of the first public disclosure for, or expression of interest in, a control share acquisition of the issuing public corporation or any proposed merger, consolidation or other transaction which would result in a change in control of the corporation or its assets, and ending on the record date of any special meeting of the corporation’s shareholders held thereafter pursuant to the Control Share Acquisition Statute for the purpose of voting on a control share acquisition proposed by an acquiring person, if either of the following apply: (A) the aggregate consideration paid or otherwise given by the person who acquired the shares, and any other persons acting in concert with such person, for all shares exceeds $250,000 or (B) the number of shares acquired by the person who acquired the shares, and any other persons acting in concert with such person, exceeds one-half of one percent of the outstanding shares of the corporation entitled to vote in the election of directors.

Dissenters’ rights are not available to shareholders of an issuing public corporation in connection with the authorization of a control share acquisition.

THE FOREGOING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROVISIONS OF THE CONTROL SHARE ACQUISITION STATUTE AND THE RELATED PROVISIONS OF THE ORC. THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CONTROL SHARE ACQUISITION STATUTE (A COPY OF WHICH IS ATTACHED AS EXHIBIT II TO THIS PROXY STATEMENT, ALONG WITH SECTION 1701.01 OF THE ORC, WHICH DEFINES CERTAIN TERMS USED THEREIN) AND THE ORC.  YOU ARE ENCOURAGED TO READ AND FAMILIARIZE YOURSELF WITH EXHIBIT II ATTACHED HERETO.

PROPOSAL NUMBER 2: PROPOSAL TO ADJOURN THE SPECIAL MEETING

Some Agilysys shareholders may not have an adequate opportunity to return proxies in order for their votes to be counted towards the First Majority Approval or the Second Majority Approval with respect to the Share Acquisition proposal, and there could possibly be difficulty obtaining a quorum for the Special Meeting.  In either case, if deemed desirable by us in our sole discretion, we may propose a resolution to adjourn the Special Meeting to allow additional time for the solicitation of proxies to assure a quorum at the Special Meeting and to assure a vote in favor of the Share Acquisition if there are insufficient affirmative shareholder votes at the time of the Special Meeting to approve the Share Acquisition.

The Acquiring Person urges you to vote “FOR” the adjournment of the Special Meeting if deemed desirable by us in our sole discretion to allow additional time for the solicitation of proxies to assure a quorum and to assure a vote in favor of the Share Acquisition if there are insufficient affirmative shareholder votes at the time of the Special Meeting to approve the Share Acquisition.

OTHER MATTERS

Except for the matters discussed above, the Participants know of no other matters to be presented for approval by shareholders at the Special Meeting.  If any other matters should properly come before the Special Meeting, and you vote the enclosed  BLUE proxy card, it is intended that the persons named on the enclosed BLUE  proxy card will vote those proxies on such other matters in accordance with such persons’ best judgment with respect to such matters.

VOTING RULES AND PROCEDURES

The shares of Common Stock are the only class of capital stock of the Corporation entitled to vote to and to authorize the Proposals.  Every holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held.

Only holders of record as of the close of business on the Record Date will be entitled to vote for the Proposals.  If you were a shareholder of record on the Record Date, you will retain your voting rights with respect to voting on the Proposals even if you sell or have sold your Common Stock after the Record Date.  Accordingly, it is important that you vote the shares you held on the Record Date, or grant a proxy to vote such shares on the BLUE Proxy card, even if you sell or have already sold your shares.

The record date for determining shareholders entitled to vote and authorize the Proposals is January 15, 2010. Shareholders of record at the close of business on the Record Date will be entitled to one vote to vote for each Proposal for each share of Common Stock held by them on the Record Date.  Based on information supplied by the Corporation, there were 23,096,119 shares of Common Stock issued and outstanding as of the Record Date.  If you hold your shares in “Street Name,” please see the “Important Instructions For ‘Street Name’ Shareholders” Section below.

The Share Acquisition proposal requires the First Majority Approval and the Second Majority Approval as described above.  The proposal to adjourn the Special Meeting requires the affirmative vote of a majority of the voting shares present in person or by proxy and entitled to vote.  For more information on which shares of Common Stock are eligible to vote for the First Majority Approval and the Second Majority Approval, please see the “VOTING ELIGIBILITY” Section below.

Your execution of the BLUE proxy card will not affect your right to attend the Special Meeting and vote in person.  Any proxy given by you may be revoked at any time prior to the Special Meeting by delivering a written notice of revocation, or a later dated proxy for the Special Meeting, to the Acquiring Person at the above address, or to the Secretary of Agilysys at its principal executive offices, or by voting in person at the Special Meeting.  If the BLUE proxy card is your latest proxy submission and no direction is given by you on such card, it will be deemed to be a direction to vote “FOR” the Proposals.  REMEMBER, ONLY YOUR LATEST DATED PROXY FOR THE SPECIAL MEETING WILL COUNT.  YOUR VOTE IS IMPORTANT -- PLEASE ACT TODAY.

Any abstention from voting on a proxy that has not been revoked will be considered present for the purpose of determining whether a quorum exists and will count as a vote AGAINST both the authorization of the Share Acquisition and the adjournment of the Special Meeting.

VOTING ELIGIBILITY

As of the Record Date, there were 23,096,119 shares of Common Stock issued and outstanding, all of which are eligible to be voted in determining whether the Share Acquisition will be approved by the First Majority Approval required under the Control Share Acquisition Statute.

           The number of shares of Common Stock eligible to be voted in determining whether the Share Acquisition has been approved by the Second Majority Approval under the Control Share Acquisition Statute, consisting of the voting power of all the outstanding shares of Common Stock as of the Record Date excluding the voting power of Interested Shares, will be determined as of the time of the Special Meeting in the manner described in this Proxy Statement. The categories of Interested Shares that will not be eligible to be voted in determining the Second Majority Approval are as follows:

1.
The 4,418,447 shares of Common Stock owned by us, which as of the Record Date, represented 19.13% of the outstanding shares of Common Stock.  For purposes of the Second Majority Approval, such shares are Interested Shares that are not eligible to be voted in determining the Second Majority Approval.

2.
Shares of Common Stock owned by officers of Agilysys elected or appointed by the Board or owned by any employee of Agilysys who is also a director of Agilysys. Based on the proxy statement filed by Agilysys, as of the Record Date, these individuals own, in the aggregate, 382,924 shares of Common Stock, which are, for this purpose, Interested Shares and are not eligible to be voted in determining the Second Majority Approval.

3.
Shares of Common Stock acquired by any person for valuable consideration during the period beginning November 20, 2009, the date of the first public disclosure by Agilysys of our proposed Share Acquisition, and ending on the Record Date (such period being referred to herein as the “Restricted Period”), if the aggregate consideration paid by such person for such shares exceeds $250,000.

4.
Shares of Common Stock owned by any person that transfers such shares for valuable consideration after the Record Date, if the shares are accompanied by the voting power of such transferred shares in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

For purposes of the foregoing, the term “owned” means shares of Common Stock as to which a person may exercise or direct the exercise of the voting power entitled to vote in the election of directors. Shareholders who acquire, prior to the commencement of the Restricted Period, shares of Common Stock that are not Interested Shares and who acquire additional shares of  Common Stock during the Restricted Period for an aggregate consideration in excess of $250,000 will be entitled to have their shares of Common Stock acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if they provide an appropriate certification of eligibility, as described below under the “INTERESTED SHARES” Section.

All shares of Common Stock acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares, including the first $250,000 of such shares.  Shares of Common Stock that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of more than $250,000 of Common Stock will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For example, in the case of a person who buys $1,000,000 worth of Common Stock during the Restricted Period, then sells $800,000 worth of Common Stock during that period, all of such person’s Common Stock acquired during the Restricted Period and still owned as of the Record Date are Interested Shares.

The Control Share Acquisition Statute requires that Common Stock acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status.  In the event that shares of Common Stock are entitled to be voted by more than one person, all of such shares will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares.

Each investment advisor or other person who holds Common Stock for different beneficial owners, based on its own circumstances and arrangements with its clients, will need to make its own determination as to whether any of the shares of Common Stock held in its accounts for the benefit of such beneficial owners are Interested Shares.

Under the Control Share Acquisition Statute, Common Stock owned by directors who are not employees of Agilysys, and who do not fall into any other category described in subparagraph (1), (2), (3) or (4) above, would not be Interested Shares.  Agilysys’ non-employee directors, excluding R. Andrew Cueva, an employee of MAK Capital One LLC, owned an aggregate of 254,418 shares of Common Stock as of the Record Date and, to the best of our knowledge, none of these shares of Common Stock are Interested Shares.

           Based on the proxy statement filed by Agilysys, all shares of Common Stock as to which a signed certification of eligibility, as described below under the “INTERESTED SHARES” Section, has been provided on the proxy card or ballot (provided at the Special Meeting for voting in person) indicating that such shares are not Interested Shares will be presumed by Agilysys to be eligible to be voted in determining whether the Share Acquisition is approved by the Second Majority Approval. This presumption may be rebutted if a shareholder signing the proxy card or ballot provides subsequent information indicating that some or all of the Common Stock represented by the original proxy card or ballot are, or have become, Interested Shares or a successful challenge is made to such certification on the basis of information available to the challenging party.  Common Stock subject to a proxy card or ballot without a certification of eligibility completed by the shareholder shall be presumed to be Interested Shares and not eligible to be voted in determining whether the Share Acquisition has been approved by the Second Majority Approval.

SPECIAL INSTRUCTIONS

If you were a record holder of shares of the Common Stock as of the close of business on the Record Date, you may elect to vote for, against or abstain with respect to each Proposal by marking the “FOR,” “AGAINST” or “ABSTAIN” box, as applicable, underneath each such Proposal on the accompanying BLUE proxy card and signing, dating and returning it promptly in the enclosed postage-paid envelope or by mailing the proxy card to MacKenzie Partners, Inc. at the address set forth below under “HOW TO DELIVER YOUR PROXY.”  Remember to complete the certification on the back side of the BLUE proxy card before mailing it.

IMPORTANT: IF YOU HOLD SHARES THROUGH A BROKER OR BANK, ONLY IT CAN EXECUTE A BLUE PROXY CARD ON YOUR BEHALF.  PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THEM TO EXECUTE A BLUE PROXY CARD ON YOUR BEHALF TODAY.

If the record holder signing, dating and returning the BLUE proxy card has failed to check a box marked “FOR,” “AGAINST” or “ABSTAIN” for any of the Proposals, such record holder will be deemed to have voted for each such Proposal.

INTERESTED SHARES

In order to help determine whether the Second Majority Approval has been obtained, it is very important that all shareholders returning a proxy card complete the certification regarding whether such shares being voted are Interested Shares or not.  If no box is checked indicating whether the shares represented by your proxy card are “Interested Shares,” the shares represented by your proxy card will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval. The certification and the instructions for completing it are on the reverse side of the BLUE proxy card.  Please see the proxy card for further information.

HOW TO DELIVER YOUR PROXY

If you are a registered shareholder, please promptly sign, date and mail the enclosed BLUE proxy card in the enclosed postage-paid envelope to the following address:

MacKenzie Partners, Inc.
105 Madison Avenue,
New York, NY 10016
Phone 800-322-2885

Remember to complete the certification on the back side of the BLUE proxy card before mailing it.

Please call MacKenzie Partners, Inc. at 800-322-2885 if you require assistance voting your shares or have any questions.

If you hold your shares through a bank, broker, custodian or other recordholder, please promptly sign, date and mail in the post-paid envelope provided in the enclosed BLUE proxy card (or voting instruction form) you received from the brokerage firm, bank nominee or other institutions in whose name your shares are held.

IMPORTANT INSTRUCTIONS FOR “STREET NAME” SHAREHOLDERS

If any of your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only that institution can sign a BLUE proxy card with respect to your shares and only after receiving your specific instructions. Accordingly, please promptly sign, date and mail in the postage-paid envelope provided the enclosed BLUE proxy card (or voting instruction form) you received from the brokerage firm, bank nominee or other institutions in whose name your shares are held.  Please check the voting instruction form used by that broker, bank or other institution to see if it also offers telephone or Internet voting.  Please do so for each account you maintain to ensure that all of your shares are voted.

To ensure that your shares are voted in accordance with your wishes, you should also contact the person responsible for your account and give instructions for a BLUE proxy card to be issued representing your shares of Common Stock.

A broker non-vote will be considered present for the purpose of determining whether a quorum exists.  A broker non-vote occurs when a nominee holding shares of a beneficial owner, or in “Street Name,” does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that matter.  When brokers do not receive voting instructions from a customer, they are permitted to exercise discretionary voting authority with respect to the customer’s shares on “routine” matters being voted on at a meeting. If there are non-routine matters also being voted upon at the same meeting, the broker is not permitted to exercise discretionary voting authority on such matters, and the shares voted by the broker in its discretion on routine matters are considered broker non-votes with respect to the non-routine matters. The authorization of the Share Acquisition proposal is a non-routine matter and, therefore, broker non-votes will count as votes AGAINST the proposal.  The adjournment proposal is considered a routine matter and, therefore, broker non-votes will not affect that vote.

CERTAIN ADDITIONAL INFORMATION CONCERNING THIS SOLICITATION

None of the participants in this solicitation or any of their associates has a substantial interest, direct or indirect, by security holdings or otherwise, that will be acted upon with respect to this solicitation at the Special Meeting other than the approval of the Proposals.

To the knowledge of the participants in this solicitation, there has been no change in control of Agilysys since the beginning of Agilysys’ last fiscal year.

FACTS ABOUT OUR SOLICITATION OF PROXIES

We may solicit proxies by mail, advertisement, telephone, facsimile, e-mail, and in person. Solicitations may be made by our agents and/or their employees, none of whom will receive any additional compensation for such solicitations. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of our solicitation materials to the beneficial owners of the shares of Common Stock which such individuals or entities hold of record.  We will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to the beneficial owners of the Common Stock.

We expect the total cost of this solicitation to be approximately $200,000.  MacKenzie Partners, Inc. has been retained for solicitation and advisory services in connection with the solicitation of proxies for a fee not to exceed $75,000, and we will reimburse MacKenzie Partners, Inc. for certain reasonable out-of-pocket expenses.  We have agreed to indemnify MacKenzie Partners, Inc. against certain liabilities and expenses relating to this proxy solicitation.

MAK Capital Fund and Paloma will pay all costs associated with our solicitation of proxies.

SECURITY OWNERSHIP

Information about the security ownership of certain beneficial owners of Common Stock is set forth on Schedule 1 attached hereto and incorporated herein by reference.

SHAREHOLDER PROPOSALS

The below was copied from the definitive proxy statement filed by the Corporation with the Securities and Exchange Commission on June 24, 2009 in connection with the Corporation’s 2009 Annual Meeting of Shareholders, and provides information regarding the submission of shareholder proposals.  While we believe this information to be accurate, you should contact the Corporation or review publicly filed reports for free on www.sec.gov regarding the below.

“Any shareholder that intends to present a proposal at the 2010 Annual Meeting of Shareholders must ensure the proposal is received by the Company’s Secretary at the Company’s principal executive offices no later than February 26, 2010, for inclusion in the Proxy Statement and form of Proxy relating to that Annual Meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the SEC.

 The Company may use its discretion in voting Proxies with respect to shareholder proposals not included in the Proxy Statement for the fiscal year ended March 31, 2010, unless the Company receives notice of such proposals prior to May 12, 2010.”

PLEASE INDICATE YOUR SUPPORT OF OUR TWO PROPOSALS BY PROMPTLY SIGNING, DATING AND MAILING THE ENCLOSED BLUE PROXY CARD TO MACKENZIE PARTNERS, INC. IN THE POSTAGE PAID ENVELOPE PROVIDED.

Please call MacKenzie Partners, Inc. at 800-322-2885 if you have any questions or need assistance.

No postage is necessary if you mail the proxy card from within the United States.

MAK Capital Fund LP,
Paloma International L.P.,
Sunrise Partners Limited Partnership,
MAK Capital One LLC,
MAK GP LLC,
Trust Asset Management LLP,
Michael A. Kaufman,
S. Donald Sussman, and
R. Andrew Cueva

January 22, 2010

EXHIBIT I

ACQUIRING PERSON STATEMENT

ACQUIRING PERSON STATEMENT
PURSUANT TO SECTION 1701.831 OF THE OHIO REVISED CODE
DELIVERED TO
AGILYSYS, INC.
(Name of Issuing Public Corporation)
28925 FOUNTAIN PARKWAY, SOLON, OHIO 44139
(Address of Principal Executive Offices)

ITEM 1.  IDENTITY OF ACQUIRING PERSON.

This Acquiring Person Statement is being delivered to Agilysys, Inc., an Ohio corporation (the “Corporation”), at its principal executive offices, which are located at 28925 Fountain Parkway, Solon, Ohio 44139, by MAK Capital Fund LP, a Bermuda limited partnership (the “MAK Capital Fund”), and Paloma International L.P., a Delaware limited partnership (“Paloma” and, together with MAK Capital Fund, the “Acquiring Person”).

ITEM 2.  DELIVERY OF ACQUIRING PERSON STATEMENT.

This Acquiring Person Statement is being delivered pursuant to Section 1701.831 of the Ohio Revised Code.  The Acquiring Person requests that the Corporation hold the special shareholders meeting in connection with this Acquiring Person Statement no sooner than thirty (30) days after the Corporation’s receipt of this Acquiring Person Statement.

ITEM 3.  OWNERSHIP OF SHARES BY ACQUIRING PERSON.

As of the date hereof, the Acquiring Person directly and indirectly collectively owns 4,418,447 shares of the Corporation’s common stock, without par value (“Shares”) representing approximately 19.18% of the total issued and outstanding Shares (based upon the 23,031,119 Shares stated by the Corporation in the Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2009 to be issued and outstanding as of October 31, 2009).  Of the 4,418,447 Shares owned by the Acquiring Person: (a) 2,646,161 Shares are owned by MAK Capital Fund, representing approximately 11.49% of the total issued and outstanding Shares, and (b) 1,772,286 Shares are owned by Paloma through its subsidiary, Sunrise Partners Limited Partnership, a Delaware limited partnership (“Sunrise”), representing approximately 7.70% of the total issued and outstanding Shares.

In addition to the beneficial ownership described above (i) MAK GP LLC (“MAK GP”), the general partner of MAK Capital Fund, may be deemed to beneficially own the Shares held by MAK Capital Fund, (ii) Trust Asset Management LLP, the general partner with investment discretion over the securities held by Paloma and Sunrise (“TAM”), may be deemed to beneficially own the Shares held by Paloma through Sunrise, (iii) S. Donald Sussman, the controlling person of Paloma, Sunrise and TAM, may be deemed to beneficially own the Shares held by Paloma through Sunrise, (iv) MAK Capital One LLC, the investment manager of MAK Capital

Fund and Paloma with respect to the Shares, may be deemed to have beneficial ownership of the Shares held by each of them, and (v) Michael A. Kaufman, as the controlling person of MAK Capital One LLC, MAK GP and MAK Capital Fund, may be deemed to be the beneficial owner of the shares of Common Stock held by MAK Capital Fund and Paloma.  R. Andrew Cueva, an employee of MAK Capital One LLC and a director of the Corporation, does not own directly or indirectly, beneficially or of record, any securities of Agilysys.   Each of MAK GP, TAM, MAK Capital One LLC, Mr. Kaufman, Mr. Sussman and Mr. Cueva disclaims beneficial ownership of the Shares held by MAK Capital Fund and Paloma except to the extent of his or its pecuniary interest therein.

ITEM 4.  RANGE OF VOTING POWER.

Collectively, the Acquiring Person proposes to acquire an additional number of Shares that, when added to the Acquiring Person’s current Share ownership, would equal one-fifth or more (but less than one-third) of the Corporation’s voting power in the election of directors, as described in Section 1701.01(Z)(1)(a) of the Ohio Revised Code (the “Additional Shares”).  The Acquiring Person does not intend, either alone or in concert with any other person, to exercise control of the Corporation by proposing to acquire that number of Shares described in this Acquiring Person Statement.

ITEM 5.  TERMS OF PROPOSED CONTROL SHARE ACQUISITION.

The Acquiring Person proposes to acquire the Additional Shares in one or more transactions to occur during the 360-day period following the date the Corporation’s shareholders authorize the proposed acquisition.  The Acquiring Person proposes to acquire the Additional Shares (i) in one or more purchases in the open market, (ii) in one or more block trades, (iii) through an intermediary, (iv) pursuant to a tender offer, and/or (v) by any other legally permitted method.

ITEM 6.  REPRESENTATIONS OF LEGALITY; FINANCIAL CAPACITY.

The Acquiring Person hereby represents that the control share acquisition proposed herein, if consummated, will not be contrary to law.  This representation is based on the facts that the Acquiring Person is delivering this Acquiring Person Statement in accordance with Section 1701.831 of the Ohio Revised Code, and the Acquiring Person intends to make the proposed acquisition only if it is duly authorized by the shareholders of the Corporation at the annual or a special meeting of the Corporation’s shareholders.  The Acquiring Person hereby represents that it has the financial capacity to purchase the Additional Shares contemplated by this Acquiring Person Statement.  This representation is based on an assumed purchase price of $8.13 per Share, the closing price of the Corporation’s Shares on November 19, 2009.

IN WITNESS WHEREOF, the undersigned has executed this Acquiring Person Statement as of the 19th day of November, 2009.

MAK CAPITAL FUND LP
By: MAK GP LLC, general partner

By: /s/ Michael A. Kaufman
    Michael A. Kaufman,
    Managing Member

PALOMA INTERNATIONAL L.P.
By: Paloma Partners Company L.L.C.,
general partner

By: /s/ Michael J. Berner
    Michael J. Berner,
    Vice President

[Signature Page to Acquiring Person Statement]

EXHIBIT II

SECTIONS 1701.01 AND 1701.831 OF THE OHIO REVISED CODE

1701.01 General corporation law definitions.

As used in sections 1701.01 to 1701.98 of the Revised Code, unless the context otherwise requires:

(A) “Corporation” or “domestic corporation” means a corporation for profit formed under the laws of this state.

(B) “Foreign corporation” means a corporation for profit formed under the laws of another state, and “foreign entity” means an entity formed under the laws of another state.

(C) “State” means the United States; any state, territory, insular possession, or other political subdivision of the United States, including the District of Columbia; any foreign country or nation; and any province, territory, or other political subdivision of such foreign country or nation.

(D) “Articles” includes original articles of incorporation, certificates of reorganization, amended articles, and amendments to any of these, and, in the case of a corporation created before September 1, 1851, the special charter and any amendments to it made by special act of the general assembly or pursuant to general law.

(E) “Incorporator” means a person who signed the original articles of incorporation.

(F) “Shareholder” means a person whose name appears on the books of the corporation as the owner of shares of the corporation. Unless the articles, the regulations adopted by the shareholders, the regulations adopted by the directors pursuant to division (A)(1) of section 1701.10 of the Revised Code, or the contract of subscription otherwise provides, “shareholder” includes a subscriber to shares, whether the subscription is received by the incorporators or pursuant to authorization by the directors, and such shares shall be deemed to be outstanding shares.

(G) “Person” includes, without limitation, a natural person, a corporation, whether nonprofit or for profit, a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

(H) The location of the “principal office” of a corporation is the place named as the principal office in its articles.

(I) The “express terms” of shares of a class are the statements expressed in the articles with respect to such shares.

(J) Shares of a class are “junior” to shares of another class when any of their dividend or distribution rights are subordinate to, or dependent or contingent upon, any right of, or dividend on, or distribution to, shares of such other class.

(K) “Treasury shares” means shares belonging to the corporation and not retired that have been either issued and thereafter acquired by the corporation or paid as a dividend or distribution in shares of the corporation on treasury shares of the same class; such shares shall be deemed to be issued, but they shall not be considered as an asset or a liability of the corporation, or as outstanding for dividend or distribution, quorum, voting, or other purposes, except, when authorized by the directors, for dividends or distributions in authorized but unissued shares of the corporation of the same class.

(L) To “retire” a share means to restore it to the status of an authorized but unissued share.

(M) “Redemption price of shares” means the amount required by the articles to be paid on redemption of shares.

(N) “Liquidation price” means the amount or portion of assets required by the articles to be distributed to the holders of shares of any class upon dissolution, liquidation, merger, or consolidation of the corporation, or upon sale of all or substantially all of its assets.

(O) “Insolvent” means that the corporation is unable to pay its obligations as they become due in the usual course of its affairs.

(P) “Parent corporation” or “parent” means a domestic or foreign corporation that owns and holds of record shares of another corporation, domestic or foreign, entitling the holder of the shares at the time to exercise a majority of the voting power in the election of the directors of the other corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency; “subsidiary corporation” or “subsidiary” means a domestic or foreign corporation of which another corporation, domestic or foreign, is the parent.

(Q) “Combination” means a transaction, other than a merger or consolidation, wherein either of the following applies:

(1) Voting shares of a domestic corporation are issued or transferred in consideration in whole or in part for the transfer to itself or to one or more of its subsidiaries, domestic or foreign, of all or substantially all the assets of one or more corporations, domestic or foreign, with or without good will or the assumption of liabilities;

(2) Voting shares of a foreign parent corporation are issued or transferred in consideration in whole or in part for the transfer of such assets to one or more of its domestic subsidiaries.

“Transferee corporation” in a combination means the corporation, domestic or foreign, to which the assets are transferred, and “transferor corporation” in a combination means the corporation, domestic or foreign, transferring such assets and to which, or to the shareholders of which, the voting shares of the domestic or foreign corporation are issued or transferred.

(R) “Majority share acquisition” means the acquisition of shares of a corporation, domestic or foreign, entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency, by either of the following:

(1) A domestic corporation in consideration in whole or in part, for the issuance or transfer of its voting shares;

(2) A domestic or foreign subsidiary in consideration in whole or in part for the issuance or transfer of voting shares of its domestic parent.

(S) “Acquiring corporation” in a combination means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary or subsidiaries to the transferor corporation or corporations or the shareholders of the transferor corporation or corporations; and “acquiring corporation” in a majority share acquisition means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary in consideration for shares of a domestic or foreign corporation entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation.

(T) When used in connection with a combination or a majority share acquisition, “voting shares” means shares of a corporation, domestic or foreign, entitling the holder of the shares to vote at the time in the election of directors of such corporation without regard to voting power which may thereafter exist upon a default, failure, or other contingency.

(U) “An emergency” exists when the governor, or any other person lawfully exercising the power and discharging the duties of the office of governor, proclaims that an attack on the United States or any nuclear, atomic, or other disaster has caused an emergency for corporations, and such an emergency shall continue until terminated by proclamation of the governor or any other person lawfully exercising the powers and discharging the duties of the office of governor.

(V) “Constituent corporation” means an existing corporation merging into or into which is being merged one or more other entities in a merger or an existing corporation being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign, and “constituent entity” means any entity merging into or into which is being merged one or more other entities in a merger, or an existing entity being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign.

(W) “Surviving corporation” means the constituent domestic or foreign corporation that is specified as the corporation into which one or more other constituent entities are to be or have been merged, and “surviving entity” means the constituent domestic or foreign entity that is specified as the entity into which one or more other constituent entities are to be or have been merged.

(X) “Close corporation agreement” means an agreement that satisfies the three requirements of division (A) of section 1701.591 of the Revised Code.

(Y) “Issuing public corporation” means a domestic corporation with fifty or more shareholders that has its principal place of business, its principal executive offices, assets having substantial value, or a substantial percentage of its assets within this state, and as to which no valid close corporation agreement exists under division (H) of section 1701.591 of the Revised Code.

(Z)(1) “Control share acquisition” means the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which the person may exercise or direct the exercise of voting power as provided in this division, would entitle the person, immediately after the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of such voting power:

(a) One-fifth or more but less than one-third of such voting power;

(b) One-third or more but less than a majority of such voting power;

(c) A majority or more of such voting power.

A bank, broker, nominee, trustee, or other person that acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code shall, however, be deemed to have voting power only of shares in respect of which such person would be able, without further instructions from others, to exercise or direct the exercise of votes on a proposed control share acquisition at a meeting of shareholders called under section 1701.831 of the Revised Code.

(2) The acquisition by any person of any shares of an issuing public corporation does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code if the acquisition was or is consummated in, results from, or is the consequence of any of the following circumstances:

(a) Prior to November 19, 1982;

(b) Pursuant to a contract existing prior to November 19, 1982;

(c) By bequest or inheritance, by operation of law upon the death of an individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

(d) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

(e) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by vote of the shareholders of the issuing public corporation in compliance with section 1701.78, 1701.781, 1701.79, 1701.791, or 1701.83 of the Revised Code, or pursuant to a merger adopted in compliance with section 1701.802 of the Revised Code;

(f) The person’s being entitled, immediately thereafter, to exercise or direct the exercise of voting power of the issuing public corporation in the election of directors within the same range theretofore attained by that person either in compliance with the provisions of section 1701.831 of the Revised Code or as a result solely of the issuing public corporation’s purchase of shares issued by it.

The acquisition by any person of shares of an issuing public corporation in a manner described under division (Z)(2) of this section shall be deemed a control share acquisition authorized pursuant to section 1701.831 of the Revised Code within the range of voting power under division (Z)(1)(a), (b), or (c) of this section that such person is entitled to exercise after the acquisition, provided, in the case of an acquisition in a manner described under division (Z)(2)(c) or (d) of this section, the transferor of shares to such person had previously obtained any authorization of shareholders required under section 1701.831 of the Revised Code in connection with the transferor’s acquisition of shares of the issuing public corporation.

(3) The acquisition of shares of an issuing public corporation in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code from any person whose control share acquisition previously had been authorized by shareholders in compliance with section 1701.831 of the Revised Code, or from any person whose previous acquisition of shares of an issuing public corporation would have constituted a control share acquisition but for division (Z)(2) or (3) of this section, does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code unless such acquisition entitles the person making the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of voting power authorized pursuant to section 1701.831 of the Revised Code, or deemed to be so authorized under division (Z)(2) of this section.

(AA) “Acquiring person” means any person who has delivered an acquiring person statement to an issuing public corporation pursuant to section 1701.831 of the Revised Code.

(BB) “Acquiring person statement” means a written statement that complies with division (B) of section 1701.831 of the Revised Code.

(CC)(1) “Interested shares” means the shares of an issuing public corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors:

(a) An acquiring person;

(b) Any officer of the issuing public corporation elected or appointed by the directors of the issuing public corporation;

(c) Any employee of the issuing public corporation who is also a director of such corporation;

(d) Any person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposal for, or expression of interest in, a control share acquisition of the issuing public corporation; a transaction pursuant to section 1701.76, 1701.78, 1701.781, 1701.79, 1701.791, 1701.83, or 1701.86 of the Revised Code that involves the issuing public corporation or its assets; or any action that would directly or indirectly result in a change in control of the issuing public corporation or its assets, and ending on the record date established by the directors pursuant to section 1701.45 and division (D) of section 1701.831 of the Revised Code, if either of the following applies:

(i) The aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all such shares exceeds two hundred fifty thousand dollars;

(ii) The number of shares acquired by the person who acquired the shares, and any other persons acting in concert with the person, exceeds one-half of one per cent of the outstanding shares of the corporation entitled to vote in the election of directors.

(e) Any person that transfers such shares for valuable consideration after the record date described in division (CC)(1)(d) of this section as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

(2) If any part of this division is held to be illegal or invalid in application, the illegality or invalidity does not affect any legal and valid application thereof or any other provision or application of this division or section 1701.831 of the Revised Code that can be given effect without the invalid or illegal provision, and the parts and applications of this division are severable.

(DD) “Certificated security” and “uncertificated security” have the same meanings as in section 1308.01 of the Revised Code.

(EE) “Entity” means any of the following:

(1) A for profit corporation existing under the laws of this state or any other state;

(2) Any of the following organizations existing under the laws of this state, the United States, or any other state:

(a) A business trust or association;

(b) A real estate investment trust;

(c) A common law trust;

(d) An unincorporated business or for profit organization, including a general or limited partnership;

(e) A limited liability company;

(f) A nonprofit corporation.

Effective Date: 09-16-2003; 10-12-2006

1701.831 Control share acquisitions procedures.

(A) Unless the articles , the regulations adopted by the shareholders, or the regulations adopted by the directors pursuant to division (A)(1) of section 1701.10 of the Revised Code of the issuing public corporation provide that this section does not apply to control share acquisitions of shares of such corporation, any control share acquisition of an issuing public corporation shall be made only with the prior authorization of the shareholders of such corporation in accordance with this section.

(B) Any person who proposes to make a control share acquisition shall deliver an acquiring person statement to the issuing public corporation at the issuing public corporation’s principal executive offices. Such acquiring person statement shall set forth all of the following:

(1) The identity of the acquiring person;

(2) A statement that the acquiring person statement is given pursuant to this section;

(3) The number of shares of the issuing public corporation owned, directly or indirectly, by the acquiring person;

(4) The range of voting power, described in division (Z)(1)(a), (b), or (c) of section 1701.01 of the Revised Code, under which the proposed control share acquisition would, if consummated, fall;

(5) A description in reasonable detail of the terms of the proposed control share acquisition;

(6) Representations of the acquiring person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

(C)(1) Within ten days after receipt of an acquiring person statement that complies with division (B) of this section, the directors of the issuing public corporation shall call a special meeting of shareholders of the issuing public corporation for the purpose of voting on the proposed control share acquisition. Subject to division (C)(2) of this section, unless the acquiring person and the issuing public corporation agree in writing to another date, such special meeting of shareholders shall be held within fifty days after receipt by the issuing public corporation of the acquiring person statement. If the acquiring person so requests in writing at the time of delivery of the acquiring person statement, such special meetings shall be held no sooner than thirty days after receipt by the issuing public corporation of the acquiring person statement. Subject to division (C)(2) of this section, such special meeting of shareholders shall be held no later than any other special meeting of shareholders that is called, after receipt by the issuing public corporation of the acquiring person statement, in compliance with this section or section 1701.76, 1701.78, 1701.781, 1701.79, 1701.791, 1701.801, or 1701.83 of the Revised Code.

(2) If, in connection with a proposed control share acquisition, the acquiring person changes the percentage of the class of shares being sought, the consideration offered, or the security dealer’s soliciting fee; extends the expiration date of a tender offer for the shares being sought; or otherwise changes the terms of the proposed control share acquisition, then the directors of the issuing public corporation may reschedule the special meeting of shareholders required by division (C)(1) of this section. If the proposed control share acquisition is to be made pursuant to a tender offer, then the meeting may be rescheduled to a date that is not later than the expiration date of the offer. If the proposed control share acquisition is to be made other than pursuant to a tender offer, the meeting may be rescheduled to a date that is not later than ten business days after notice of the change is first given to the shareholders.

(D) Notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the issuing public corporation to all shareholders of record as of the record date set for such meeting, whether or not entitled to vote at the meeting. The notice shall include or be accompanied by both of the following:

(1) A copy of the acquiring person statement delivered to the issuing public corporation pursuant to this section;

(2) A statement by the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

(E) The acquiring person may make the proposed control share acquisition if both of the following occur:

(1) The shareholders of the issuing public corporation who hold shares as of the record date of such corporation entitling them to vote in the election of directors authorize the acquisition at the special meeting held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of such corporation in the election of directors represented at the meeting in person or by proxy, and a majority of the portion of the voting power excluding the voting power of interested shares represented at the meeting in person or by proxy. A quorum shall be deemed to be present at the special meeting if at least a majority of the voting power of the issuing public corporation in the election of directors is represented at the meeting in person or by proxy.

(2) The acquisition is consummated, in accordance with the terms so authorized, no later than three hundred sixty days following shareholder authorization of the control share acquisition.

(F) Except as expressly provided in this section, nothing in this section shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any acquiring person, any issuing public corporation, the directors of any acquiring person or issuing public corporation, or any other person under the laws of this or any other state or of the United States.

(G) If any application of any provision of this section is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this section, and the parts and applications of this section are severable.

Effective Date: 09-16-2003; 10-12-2006

SCHEDULE 1

SHARE OWNERSHIP

The following table, using the information provided in the preliminary proxy statement filed by Agilysys, Inc. (“Agilysys” or the “Company”) with the Securities and Exchange Commission on January 13, 2010, shows the number of shares of the Company’s common stock beneficially owned as of January 1, 2010, unless otherwise indicated, by: (i) each current director of Agilysys; (ii) all individuals serving as the chief executive officer or chief financial officer for Agilysys during the fiscal year ended March 31, 2009; (iii) the other three most highly compensated executive officers of Agilysys at March 31, 2009 whose total compensation exceeded $100,000 for the fiscal year ended March 31, 2009; (iv) two additional individuals who would have been included in the foregoing had they been serving as an executive officer of Agilysys at March 31, 2009; (v) all directors and executive officers of Agilysys as a group; and (vi) each person known to Agilysys to beneficially own more than 5% of the total outstanding common stock of Agilysys; and the percent of the class so owned as of January 1, 2010, unless otherwise indicated.  While we believe this information to be accurate, you should contact Agilysys or review publicly filed reports for free on www.sec.gov.

Name	Number of Common Shares Beneficially Owned	(1)	Percent # of Class
Directors (Excluding Named Executive Officers)(2)
Thomas A. Commes	94,927	(3)	.4
R. Andrew Cueva	2,646,161	(4)	11.5
James H. Dennedy	17,279	(5)	.1
Howard V. Knicely	60,927	(6)	.3
Keith M. Kolerus	95,434	(7)	.4
Robert A. Lauer	72,427	(8)	.3
Robert G. McCreary, III	99,211	(8)	.4
John Mutch	11,713	(9)	.1
Named Executive Officers(2)
Peter J. Coleman	0	(10)	—
Paul Civils, Jr.	54,546	(11)	.2
Martin F. Ellis	482,161	(12)	2.1
Kenneth J. Kossin, Jr.	66,933	(13)	.3
Arthur Rhein	761,735	(14)	3.2
Richard A. Sayers, II	51,427	(15)	.3
Tina Stehle	41,100	(16)	.2
Curtis Stout	49,549	(17)	.2
All Directors and Executive Officers as a group (19 persons)	4,707,496	(18)	19.5
Other Persons
MAK Capital One, LLC et al.	4,418,447	(19)	19.2
590 Madison Avenue, 9th Floor New York, New York 10022
Ramius LLC et al.	2,267,813	(20)	9.8
599 Lexington Avenue, 20th Floor New York, New York 10022
Dimensional Fund Advisors L.P.	2,142,962	(21)	9.3
1299 Ocean Ave., 11th Floor Santa Monica, California 90401
Barclays Global Investors, NA	1,740,748	(22)	7.5
45 Fremont Street San Francisco, California 94105
Goodwood, Inc.	1,143,405	(23)	5.0
212 King Street West, Suite 201 Toronto, ON, Canada M5H 1K5

(1)
Except where otherwise indicated, beneficial ownership of the Common Shares held by the persons listed in the table above comprises both sole voting and dispositive power, or voting and dispositive power that is shared with the spouse of such persons.

(2)	The address of each Director and Named Executive Officer is 28925 Fountain Parkway, Solon, Ohio 44139.
(3)
Includes (i) 45,000 Common Shares which the Director had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to the Director under the 1999 and 2000 Stock Option Plans for outside Directors, and the 2000 Stock Incentive Plan, and (ii) 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(4)
Comprised entirely of Common Shares beneficially owned by MAK Capital Fund L.P. and excludes Common Shares beneficially owned by Paloma International L.P. Mr. Cueva may be deemed to share beneficial ownership in Common Shares that MAK Capital Fund L.P. may be deemed to beneficially own. However, Mr. Cueva disclaims beneficial ownership of the Common Shares, except to the extent of his pecuniary interest in MAK Capital Fund L.P.’s interest in such Common Shares. The inclusion in this table of the Common Shares beneficially owned by MAK Capital Fund L.P. shall not be deemed an admission by Mr. Cueva of beneficial ownership of all of the reported Common Shares.

(5)
Comprised entirely of 17,279 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(6)
Includes (i) 30,000 Common Shares which the Director had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to the Director under the 2000 Stock Option Plan for outside Directors and the 2000 Stock Incentive Plan, and (ii) 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(7)
Includes (i) 47,500 Common Shares which the Director had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to the Director under the 1999 and 2000 Stock Option Plans for outside Directors, and the 2000 Stock Incentive Plan, and (ii) 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(8)
Includes (i) 37,500 Common Shares which the Director had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to the Director under the 2000 Stock Option Plan for outside Directors and the 2000 Stock Incentive Plan, and (ii) 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(9)
Comprised entirely of 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(10)	On October 21, 2008, Mr. Coleman’s employment was terminated.
(11)
Includes (i) 3,997 Common Shares held in the Plan, (ii) 15,700 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Mr. Civils has sole voting power, but no dispositive power until such Common Shares vest, and (iii) 33,333 Common Shares which Mr. Civils had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2006 Stock Incentive Plan.

(12)
Includes (i) 252,000 Common Shares which Mr. Ellis had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2000 Stock Incentive Plan, (ii) 12,000 restricted Common Shares which Mr. Ellis was granted under the 2006 Stock Incentive Plan, as to which Mr. Ellis has sole voting power, but no dispositive power until such Common Shares vest, and (iii) 117,600 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Mr. Ellis has sole voting power, but no dispositive power until such Common Shares vest.

(13)
Includes (i) 45,833 Common Shares which Mr. Kossin had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2000 and 2006 Stock Incentive Plans, and (ii) 21,100 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Mr. Kossin has sole voting power, but no dispositive power until such Common Shares vest.

(14)
On October 20, 2008, Mr. Rhein retired from Agilysys. Includes (i) 500,000 Common Shares that Mr. Rhein has the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2000 Stock Incentive Plan, and (ii) 97,175 Common Shares that Mr. Rhein has pledged as security pursuant to a brokerage margin account.

(15)	On March 15, 2009, Mr. Sayer’s employment was terminated. All of Mr. Sayer’s Common Shares are directly held by him.
(16)
Includes (i) 20,000 Common Shares which Ms. Stehle had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to her under the 2000 and 2006 Stock Incentive Plans, and (ii) 21,100 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Ms. Stehle has sole voting power, but no dispositive power until such Common Shares vest.

(17)
Includes (i) 35,499 Common Shares which Mr. Stout had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2000 and 2006 Stock Incentive Plan, and (ii) 13,200 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Mr. Stout has sole voting power, but no dispositive power until such Common Shares vest.

(18)
The number of Common Shares shown as beneficially owned by the Directors and Executive Officers as a group includes (i) 1,110,831 Common Shares which such persons have the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to them under the 2000 Stock Incentive Plan, the 1995 Stock Option Plan for outside Directors, the 1999 Stock Option Plan for outside Directors and the 2000 Stock Option Plan for outside Directors, (ii) 239,000 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which such persons have sole voting power, but no dispositive power until such Common Shares vest, (iii) 124,557 restricted Common Shares granted under the 2006 Stock Incentive Plan, plus any reinvested restricted Common Shares, as to which such persons have sole voting power, but no dispositive power until such Common Shares vest, (iv) 3,997 Common Shares held by Mr. Civils in the Plan, and (v) 3,228,670 Common Shared directly held by such persons, which includes 2,646,161 Common Shares beneficially owned by MAK Capital Fund LP, in which Mr. Cueva may be deemed to share beneficial ownership. See footnote (4) for information regarding Mr. Cueva’s disclaimer of beneficial ownership of the MAK shares listed in the table.

(19)
As reported on a Schedule 13D/A dated November 23, 2009. MAK Capital One LLC serves as the investment manager of MAK Capital Fund LP and other funds and accounts. MAK Capital One LLC has shared voting and dispositive power with respect to 4,418,447 Common Shares. MAK GP LLC is the general partner of MAK Capital Fund LP. Michael A. Kaufman, managing member and controlling person of MAK GP LLC and MAK Capital One LLC, has shared voting and dispositive power with respect to 4,418,447 Common Shares. MAK Capital Fund LP has shared voting and dispositive power with respect to 2,645,161 Common Shares. Paloma International L.P., through its subsidiary Sunrise Partners Limited Partnership, has shared voting and dispositive power with respect to 1,772,286 of Common Shares. Trust Asset Management LLP is the general partner of Paloma International L.P. S. Donald Sussman is the controlling person of Paloma International L.P. and Trust Asset Management LLP and has shared voting and dispositive power with respect to 1,772,286 of Common Shares. R. Andrew Cueva is a Managing Director of MAK Capital One LLC. The principal business address of MAK Capital One LLC, MAK GP LLC and Messrs. Kaufman and Cueva is 590 Madison Avenue, 9 th  Floor, New York, New York 10022. The principal address of MAK Capital Fund LP is c/o Dundee Leeds Management Services Ltd., 129 Front Street, Hamilton, HM 12, Bermuda. The principal business address of Paloma International L.P. and Sunrise Partners Limited Partnership is Two America Lane, Greenwich, Connecticut 06836-2571. The principal business address for Mr. Sussman and Trust Asset Management is 6100 Red Hook Quarters, Suites C1-C6, St. Thomas, US Virgin Islands 00802-1348.

(20)
As reported on a Schedule 13D/A dated November 18, 2009, as follows: (i) Ramius Value and Opportunity Master Fund, Ltd had sole voting and dispositive power with respect to 989,812 Common Shares; (ii) Ramius Enterprise Master Fund Ltd had sole voting and dispositive power with respect to 249,687 Common Shares; (iii) RCG PB, Ltd. had sole voting and dispositive power with respect to 1,028,314 Common Shares; (iv) Ramius Advisors, LLC had sole voting and dispositive power with respect to 1,278,001 Common Shares; (v) RCG Starboard Advisors, LLC had sole voting and dispositive power with respect to 989,812 Common Shares; (vi) each of Ramius LLC, Cowen Group, Inc., RCG Holdings LLC, and C4S & Co., L.L.C. had sole voting and dispositive power with respect to 2,267,813 Common Shares; and (vii) each of Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon and Thomas W. Strauss had shared voting and dispositive power with respect to 2,267,813 Common Shares. The address of the principal office of each of RCG Starboard Advisors, LLC, Parche, LLC, Ramius, LLC, C4S & Co., L.L.C., Cowen Group, Inc., RCG Holdings LLC, and Messrs. Cohen, Stark, Strauss and Solomon is 599 Lexington Avenue, 20th Floor, New York, New York 10022. The address of the principal office of each of Ramius Value and Opportunity Master Fund Ltd, Ramius Enterprise Master Fund Ltd and RCG PB, Ltd. is c/o Citco Fund Services (Cayman Islands) Limited, Corporate Center, West Bay Road, Grand Cayman, Cayman Islands, British West Indies. The principal business address of Mr. Mutch is c/o MV Advisors, LLC, 420 Stevens Avenue, Suite 270, Solana Beach, CA 92075. The principal business address of Mr. Zierick is c/o Aspyra, Inc., 26115-A Mureau Road, Calabasas, CA 91320.

(21)	As reported on a Schedule 13G/A dated February 9, 2009.
(22)	As reported on a Schedule 13G dated February 5, 2009.
(23)	As reported on a Schedule 13G/A dated February 17, 2009.

[FORM OF PROXY—FRONT—BLUE]

THIS PROXY IS SOLICITED BY
MAK Capital Fund LP,  Paloma International L.P., Sunrise Partners Limited Partnership, MAK Capital One LLC, MAK GP LLC,
Trust Asset Management LLP, Michael A. Kaufman, S. Donald Sussman, and R. Andrew Cueva
(collectively, the “MAK Group”)

FOR THE SPECIAL MEETING OF SHAREHOLDERS
UNDER SECTION 1701.831 OF THE OHIO REVISED CODE

The undersigned hereby appoints Michael A. Kaufman and R. Andrew Cueva, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all of the outstanding shares of Agilysys Inc. (“Agilysys”) that the undersigned is entitled to vote, and with all the power that the undersigned would possess, if personally present, as of the Record Date, as directed hereon on the following matters, and, in their discretion, on any other matters that may properly be presented at the special meeting of Agilysys to be held at 8:30 a.m., Ohio time, on February 18, 2010 (the “Special Meeting”), or at any adjournment or postponement of the Special Meeting. MAK Group does not currently know of any matters, other than those matters described in the Proxy Statement, that will be presented for action at the Special Meeting.

If no directions are given, this proxy will be voted “FOR” the Share Acquisition proposal and “FOR” the adjournment of the Special Meeting.

WE URGE YOU TO VOTE “FOR” THE SHARE ACQUISITION PROPOSAL AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING

1. MAK GROUP SHARE ACQUISITION PROPOSAL. A resolution of the Agilysys shareholders authorizing the MAK Group to collectively acquire beneficial ownership of more than 20% of the outstanding shares of Agilysys but less than 33 1/3% of the outstanding shares pursuant to the acquiring person statement of the MAK Group dated November 19, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. AUTHORITY TO VOTE FOR ADJOURNMENT. Authorization to vote to adjourn the Special Meeting, if deemed desirable by the MAK Group in its sole discretion, to allow additional time for the solicitation of proxies to assure a quorum at the Special Meeting and to assure a vote in favor of Proposal #1 if there are insufficient affirmative shareholder votes at the time of the Special Meeting to approve Proposal #1.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The proxies of the undersigned are authorized to vote, in their discretion, upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.  MAK Group does not currently know of any matters, other than those matters described in the Proxy Statement, that will be presented for action at the Special Meeting.

All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

Date: , 2010

(Signature)

(Signature, if jointly held)

(Title)

NOTE: Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the president or other authorized officer(s). If signing on behalf of a partnership, please sign in full partnership name by authorized person(s).

Please be sure to read the certification included with this proxy card and to mark the appropriate box indicating whether you are a holder of “interested shares.”

[REVERSE]

CERTIFICATION AS TO ELIGIBILITY TO VOTE

As described in our proxy statement, the Control Share Acquisition Statute requires that the control share acquisition be authorized by a vote of the majority of shares of Agilysys entitled to vote in the election of directors, excluding any “Interested Shares,” represented at the Special Meeting in person or by proxy. Any terms used but not defined herein shall have the meaning assigned to them in our proxy statement.

For purposes of the Control Share Acquisition Statute, “Interested Shares” means the Agilysys shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1. MAK Capital Fund LP and Paloma International L.P. or any of their affiliates;

2. Any officer of Agilysys elected or appointed by the directors of Agilysys;

3. Any employee of Agilysys who is also a director of Agilysys;

4. Any person that acquires shares of Agilysys for valuable consideration during the period beginning on November 20, 2009 (the “Disclosure Date”) and ending on January 15, 2010 (the “Record Date”) if (i) the aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all those shares exceeds $250,000, or (ii) the number of shares acquired by the person who acquired such shares, and any other persons acting in concert with that person, exceeds one-half of one percent of the outstanding shares of Agilysys entitled to vote in the election of directors; or

5. Any person that transfers such shares for valuable consideration after the Record Date as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

(Please mark only one box)

☐	not “Interested Shares” as defined in the Control Share Acquisition Statute.

OR

☐	“Interested Shares” as defined in the Control Share Acquisition Statute.

If you own “Interested Shares” because you acquired more than $250,000 of Agilysys shares between the Disclosure Date and the Record Date please indicate in the following space the number of shares you acquired prior to the Disclosure Date, which you continue to own as of the Record Date and therefore will be entitled to be counted in connection with the Second Majority Approval at the Special Meeting.

Number of shares acquired prior to the Disclosure Date, which continue to be owned as of the Record Date:                                                    .

If you checked the “Interested Shares” box but did not indicate how many eligible common shares you own that were purchased prior to the Disclosure Date, all of your shares will be considered “Interested Shares” and therefore will not be eligible to be counted in connection with the Second Majority Approval at the Special Meeting.

If (i) no box is checked indicating whether shares represented by this proxy card are “Interested Shares,” or (ii) both of the above-boxes are checked, the shares represented by this proxy will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

By signing on the reverse side, you (a) instruct that the shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your shares are “Interested Shares” as defined in the Control Share Acquisition Statute; and (c) undertake to notify Agilysys if at any time after the Record Date you transfer shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

SPECIAL MEETING VOTING INSTRUCTIONS IN CONNECTION WITH

PROVISIONS OF THE OHIO CONTROL SHARE ACQUISITION STATUTE

AGILYSYS, INC.

Voting Procedures—Beneficial Owners

To All Banks, Brokers and Nominees:

Enclosed is the Proxy Statement of MAK Capital Fund LP, Paloma International L.P., Sunrise Partners Limited Partnership, MAK Capital One LLC, MAK GP LLC, Trust Asset Management LLP, Michael A. Kaufman, S. Donald Sussman, and R. Andrew Cueva (the “MAK Group”) dated January 22, 2010 (the “MAK Capital Proxy Statement”) for the special meeting of shareholders of Agilysys, Inc. (the “Company”) to be held on February 18, 2010 (the “Special Meeting”).

Company shareholders:

(i) who were holders of record as of January 15, 2010 (the “Record Date”) of the Company’s common stock, without par value, AND

(ii) who certify as to the eligibility of such voting shares under the criteria included with the proxy attached to the MAK Capital Proxy Statement, will be entitled to have their shares counted in determining whether the acquisition of common shares pursuant to the MAK Group acquiring person statement dated November 19, 2009 (the “Share Acquisition”), has been authorized by the Second Majority Approval (as defined in the MAK Capital Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code (the “Control Share Acquisition Statute”). All holders of shares as of the Record Date will be entitled to have their shares counted in determining whether the MAK Group Share Acquisition has been authorized by the First Majority Approval (as defined in the MAK Capital Proxy Statement) as required by the Control Share Acquisition Statute.

To enable the Company to tabulate the voting by beneficial owners of shares held in your name, a special BLUE proxy card (which includes a related certification of eligibility) has been prepared for use in tabulating the number of shares that are eligible to be counted in determining whether the MAK Group Share Acquisition has received the Second Majority Approval. On this card, the beneficial owner must certify whether or not such person’s shares are Interested Shares. If some but not all of its shares owned are Interested Shares, the beneficial owner must certify the number of shares that are not Interested Shares. If the beneficial owner does not make a certification, or fails to specify the number of such owner’s shares that are not Interested Shares, all of such beneficial owner’s shares shall be deemed to be Interested Shares. Such beneficial owner must by the same signature give instructions as to the voting of the shares it beneficially owns.

In the case of shareholders who both (i) beneficially own shares that are Interested Shares because they were acquired during the period commencing on November 20, 2009, the date of the first public disclosure of the MAK Group acquiring person statement, and ending on the Record Date for the Special Meeting (the “Restricted Period”) for an aggregate consideration in excess of $250,000 and (ii) own voting shares that are not “Interested Shares” because they were acquired prior to the Restricted Period and otherwise do not meet the definition of Interested Shares, such shares that are not Interested Shares will be counted and voted in determining whether the Second Majority Approval has been obtained only if an appropriate certification of eligibility with respect to such shares, as described above, is provided.

Banks, brokers or other nominees who holds shares for a beneficial owner, should look through to the person who has the power “to exercise or direct the exercise of the vote” with respect to shares at the Special Meeting in determining whether any such shares acquired during the Restricted Period are Interested Shares.

Under Ohio law, all shares, including the first $250,000 worth of such shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares. Furthermore, shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For instance, if a person who buys $1,000,000 worth of shares during the Restricted Period, then sells $800,000 worth of common shares during that period, all of such person’s shares acquired during that period and still owned as of the Record Date are Interested Shares.

The Control Share Acquisition Statute requires that shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that shares are entitled to be voted by more than one person, or two or more persons share voting power, all of such shares will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares.

If you are a broker or bank, do not certify the eligibility of shares without receiving the Certification from your client or customer. Only the beneficial owner can certify the shares are Interested Shares as represented by the Proxy Card.